UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

Air Transport Services Group, Inc.

(Exact name of registrant as specified in its charter)

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices, including zip code)

(937) 382-5591

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 2, 2023, Air Transport Services Group, Inc. (“ATSG”) announced that the Board of Directors (the “Board”) of ATSG had elected Michael L. Berger, age 62, as the President of ATSG, effective October 1, 2023.

As President, Mr. Berger will be responsible for aligning the business operations with the company’s long-term strategic plans. He, along with Quint O. Turner, Chief Financial Officer, W. Joseph Payne, Chief Legal Officer and Secretary, and Deborah A. Loveless, Vice President, Human Capital, will continue to report to Richard F. Corrado, who remains the Chief Executive Officer and a Director of ATSG. Edward J. Koharik, Chief Operating Officer, and Paul Chase, Chief Commercial Officer, will report to Mr. Berger. Mr. Berger has no family relationships with any of the Company’s directors or executive officers.

Mr. Berger joined the company in 2018 as Chief Commercial Officer and President of the Company’s Airborne Global Solutions subsidiary. He was promoted to Chief Strategy Officer in 2022. Prior to joining ATSG, he held senior leadership positions at major air express companies including DHL, TNT in Europe, and with Dicom Transportation Group of Canada. He started his career with Airborne Express. He has a bachelor’s degree in business management from Temple University.

The Compensation Committee of the Board unanimously resolved to: (i) increase Mr. Berger’s annual base salary from $500,000 to $600,000, effective as of the date of his promotion; (ii) increase Mr. Berger’s grants under the ATSG Long-Term Incentive Compensation Plan from 150% to 200% of his annual base salary, effective with the grant made in fiscal year 2024; and (iii) provide Mr. Berger with relocation assistance of up to $50,000, to be grossed up for federal, state and local taxes.

On October 2, 2023, ATSG issued a press release concerning this matter, a copy of which is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press release issued by Air Transport Services Group, Inc. on October 2, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	October 2, 2023